Exhibit 13.1

 PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Golden Ocean Group Limited (the "Company") on Form 20-F for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Ulrik Uhrenfeldt Andersen, the Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 18, 2021

/s/ Ulrik Uhrenfeldt Andersen
Ulrik Uhrenfeldt Andersen
Principal Executive Officer